UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2012

FNB United Corp.

(Exact name of registrant as specified in its charter)

North Carolina	000-13823	56-1456589
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South Fayetteville Street, Asheboro, North Carolina	27203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 18, 2012, FNB United Corp. (the “Company”) entered into a sales agency agreement with Sandler O’Neill + Partners, L.P. (the “Sales Agreement”), to sell up to 2,000,000 shares of the Company’s common stock, no par value (the “Shares”), from time to time through an at-the-market equity offering program, under which Sandler O’Neill + Partners, L.P. will act as the sales agent (the “Agent”).

Pursuant to the Sales Agreement, the Shares may be offered and sold through the Agent in negotiated transactions or transactions that are deemed to be at-the-market offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made by means of ordinary brokers’ transactions, including on the NASDAQ Capital Market, at market prices or as otherwise agreed to with the Agent. The Sales Agreement provides that the Agent will be entitled to compensation equal to 3.0% of the gross sales price of the Shares sold through such Agent from time to time under the Sales Agreement. The Shares will be sold in compliance with the applicable provisions of Rule 5121 of the Financial Industry Regulatory Authority. This rule requires that a “qualified independent underwriter” meeting certain standards participate in the preparation of the registration statement and prospectus and exercise the usual standards of due diligence with respect thereto. FBR Capital Markets & Co. has assumed the responsibilities of acting as a “qualified independent underwriter” within the meaning of Rule 5121 in connection with this offering. The Company has no obligation to sell any of the Shares under the Sales Agreement, and may at any time suspend solicitation and offers under the Sales Agreement. The Company may also sell Shares, in connection with this offering, to certain existing investors pursuant to their preemptive rights.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (Registration File No. 333-180604) filed with the Securities and Exchange Commission (“SEC”) on April 5, 2012 and declared effective on May 18, 2012. The Company filed a prospectus supplement, dated May 21, 2012, with the SEC in connection with the offer and sale of the Shares.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Sales Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

On May 22, 2012, the Company issued a press release announcing that it had commenced an at-the-market equity offering program. A copy of the press release announcing the at-the-market equity offering program is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description

1.1	Sales Agency Agreement, dated May 18, 2012, by and among FNB United Corp., Sandler O’Neill + Partners, L.P., and FBR Capital Markets & Co.

5.1	Opinion of Parker Poe Adams & Bernstein LLP

99.1	Press release, dated May 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB United Corp.
(Registrant)

May 24, 2012	/s/ David L. Nielsen
(Date)	David L. Nielsen
Chief Financial Officer

INDEX TO EXHIBITS

No.	Description

1.1	Sales Agency Agreement, dated May 18, 2012, by and among FNB United Corp., Sandler O’Neill + Partners, L.P., and FBR Capital Markets & Co.

5.1	Opinion of Parker Poe Adams & Bernstein LLP

99.1	Press release, dated May 22, 2012